The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for "responding to Item 72DD correctly, the correct answer is as follows (in 000's):"

A-Class
INTECH Global Dividend Fund $172
INTECH International Fund $40
INTECH U.S. Core Fund $107
INTECH U.S. Growth Fund $28
INTECH U.S. Value Fund $73
Janus Diversified Alternatives Fund $0
Janus Flexible Bond Fund $18,688
Janus Global Allocation Fund - Conservative $224
Janus Global Allocation Fund - Growth $56
Janus Global Allocation Fund - Moderate $157
Janus Global Bond Fund $109
Janus High-Yield Fund $20,154
Janus Multi-Sector Income Fund $23
Janus Real Return Fund $60
Janus Short-Term Bond Fund $2,297
Janus Unconstrained Bond Fund $0
Perkins Large Cap Value Fund $33
Perkins Mid Cap Value Fund $9,460
Perkins Select Value Fund $1
Perkins Small Cap Value Fund $661
Perkins Value Plus Income Fund $158

C-Class
INTECH Global Dividend Fund $18
INTECH International Fund $2
INTECH U.S. Core Fund $0
INTECH U.S. Growth Fund $0
INTECH U.S. Value Fund $4
Janus Diversified Alternatives Fund $0
Janus Flexible Bond Fund $7,225
Janus Global Allocation Fund - Conservative $243
Janus Global Allocation Fund - Growth $47
Janus Global Allocation Fund - Moderate $91
Janus Global Bond Fund $20
Janus High-Yield Fund $4,024
Janus Multi-Sector Income Fund $18
Janus Real Return Fund $37
Janus Short-Term Bond Fund $442
Janus Unconstrained Bond Fund $0
Perkins Large Cap Value Fund $13
Perkins Mid Cap Value Fund $591
Perkins Select Value Fund $1
Perkins Small Cap Value Fund $0
Perkins Value Plus Income Fund $108

D-Class
INTECH Global Dividend Fund $231
INTECH U.S. Core Fund $1,738
Janus Diversified Alternatives Fund $0
Janus Flexible Bond Fund $20,776
Janus Global Allocation Fund - Conservative $4,616
Janus Global Allocation Fund - Growth $4,176
Janus Global Allocation Fund - Moderate $4,642
Janus Global Bond Fund $269
Janus High-Yield Fund $23,122
Janus Multi-Sector Income Fund $30
Janus Real Return Fund $159
Janus Short-Term Bond Fund $3,020
Janus Unconstrained Bond Fund $0
Perkins Large Cap Value Fund $448
Perkins Mid Cap Value Fund $13,553
Perkins Select Value Fund $53
Perkins Small Cap Value Fund $703
Perkins Value Plus Income Fund $733

I-Class
INTECH Global Dividend Fund $69
INTECH International Fund $1,797
INTECH U.S. Core Fund $1,141
INTECH U.S. Growth Fund $1,751
INTECH U.S. Value Fund $932
Janus Diversified Alternatives Fund $0
Janus Flexible Bond Fund $92,746
Janus Global Allocation Fund - Conservative $75
Janus Global Allocation Fund - Growth $104
Janus Global Allocation Fund - Moderate $108
Janus Global Bond Fund $2,197
Janus High-Yield Fund $24,772
Janus Multi-Sector Income Fund $24
Janus Real Return Fund $64
Janus Short-Term Bond Fund $5,702
Janus Unconstrained Bond Fund $0
Perkins Large Cap Value Fund $607
Perkins Mid Cap Value Fund $40,639
Perkins Select Value Fund $938
Perkins Small Cap Value Fund $7,038
Perkins Value Plus Income Fund $279

L-Class
Perkins Mid Cap Value Fund $375
Perkins Small Cap Value Fund $2,213

N-Class
Janus Diversified Alternatives Fund $0
Janus Flexible Bond Fund $5,189
Janus Global Bond Fund $5,569
Janus High-Yield Fund $571
Janus Multi-Sector Income Fund $24
Janus Short-Term Bond Fund $709
Janus Unconstrained Bond Fund $0
Perkins Large Cap Value Fund $597
Perkins Mid Cap Value Fund $4,654
Perkins Small Cap Value Fund $3,382

R-Class
Janus Flexible Bond Fund $604
Janus High-Yield Fund $106
Perkins Mid Cap Value Fund $1,093
Perkins Small Cap Value Fund $77

S-Class
INTECH Global Dividend Fund $7
INTECH International Fund $1
INTECH U.S. Core Fund $144
INTECH U.S. Growth Fund $65
INTECH U.S. Value Fund $0
Janus Diversified Alternatives Fund $0
Janus Flexible Bond Fund $2,246
Janus Global Allocation Fund - Conservative $30
Janus Global Allocation Fund - Growth $26
Janus Global Allocation Fund - Moderate $39
Janus Global Bond Fund $16
Janus High-Yield Fund $392
Janus Multi-Sector Income Fund $22
Janus Real Return Fund $50
Janus Short-Term Bond Fund $52
Janus Unconstrained Bond Fund $0
Perkins Large Cap Value Fund $1
Perkins Mid Cap Value Fund $5,066
Perkins Select Value Fund $0
Perkins Small Cap Value Fund $463
Perkins Value Plus Income Fund $115

T-Class
INTECH Global Dividend Fund $34
INTECH International Fund $4
INTECH U.S. Core Fund $798
INTECH U.S. Growth Fund $204
INTECH U.S. Value Fund $100
Janus Diversified Alternatives Fund $0
Janus Flexible Bond Fund $32,667
Janus Global Allocation Fund - Conservative $578
Janus Global Allocation Fund - Growth $237
Janus Global Allocation Fund - Moderate $360
Janus Global Bond Fund $220
Janus High-Yield Fund $83,958
Janus Multi-Sector Income Fund $23
Janus Real Return Fund $73
Janus Short-Term Bond Fund $29,753
Janus Unconstrained Bond Fund $0
Perkins Large Cap Value Fund $38
Perkins Mid Cap Value Fund $65,742
Perkins Select Value Fund $16
Perkins Small Cap Value Fund $5,960
Perkins Value Plus Income Fund $178


The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for "responding to Item 72EE correctly, the correct answer is as follows
(in 000's):"

A-Class
INTECH Global Dividend Fund $260
INTECH International Fund $0
INTECH U.S. Core Fund $710
INTECH U.S. Growth Fund $0
INTECH U.S. Value Fund $1,332
Janus Diversified Alternatives Fund $0
Janus Flexible Bond Fund $6,946
Janus Global Allocation Fund - Conservative $701
Janus Global Allocation Fund - Growth $59
Janus Global Allocation Fund - Moderate $106
Janus Global Bond Fund $0
Janus High-Yield Fund $7,917
Janus Multi-Sector Income Fund $0
Janus Real Return Fund $0
Janus Short-Term Bond Fund $434
Janus Unconstrained Bond Fund $0
Perkins Large Cap Value Fund $319
Perkins Mid Cap Value Fund $98,449
Perkins Select Value Fund $7
Perkins Small Cap Value Fund $5,614
Perkins Value Plus Income Fund $334

C-Class
INTECH Global Dividend Fund $24
INTECH International Fund $0
INTECH U.S. Core Fund $407
INTECH U.S. Growth Fund $0
INTECH U.S. Value Fund $106
Janus Diversified Alternatives Fund $0
Janus Flexible Bond Fund $3,644
Janus Global Allocation Fund - Conservative $1,191
Janus Global Allocation Fund - Growth $87
Janus Global Allocation Fund - Moderate $111
Janus Global Bond Fund $0
Janus High-Yield Fund $1,843
Janus Multi-Sector Income Fund $0
Janus Real Return Fund $0
Janus Short-Term Bond Fund $196
Janus Unconstrained Bond Fund $0
Perkins Large Cap Value Fund $297
Perkins Mid Cap Value Fund $21,495
Perkins Select Value Fund $10
Perkins Small Cap Value Fund $859
Perkins Value Plus Income Fund $319

D-Class
INTECH Global Dividend Fund $313
INTECH U.S. Core Fund $9,598
Janus Diversified Alternatives Fund $0
Janus Flexible Bond Fund $7,502
Janus Global Allocation Fund - Conservative $13,180
Janus Global Allocation Fund - Growth $4,050
Janus Global Allocation Fund - Moderate $2,908
Janus Global Bond Fund $0
Janus High-Yield Fund $8,845
Janus Multi-Sector Income Fund $0
Janus Real Return Fund $0
Janus Short-Term Bond Fund $526
Janus Unconstrained Bond Fund $0
Perkins Large Cap Value Fund $3,151
Perkins Mid Cap Value Fund $106,207
Perkins Select Value Fund $284
Perkins Small Cap Value Fund $3,921
Perkins Value Plus Income Fund $1,386

I-Class
INTECH Global Dividend Fund $99
INTECH International Fund $11
INTECH U.S. Core Fund $5,389
INTECH U.S. Growth Fund $0
INTECH U.S. Value Fund $12,723
Janus Diversified Alternatives Fund $0
Janus Flexible Bond Fund $32,008
Janus Global Allocation Fund - Conservative $208
Janus Global Allocation Fund - Growth $97
Janus Global Allocation Fund - Moderate $66
Janus Global Bond Fund $0
Janus High-Yield Fund $9,708
Janus Multi-Sector Income Fund $0
Janus Real Return Fund $0
Janus Short-Term Bond Fund $948
Janus Unconstrained Bond Fund $0
Perkins Large Cap Value Fund $3,917
Perkins Mid Cap Value Fund $315,703
Perkins Select Value Fund $4,300
Perkins Small Cap Value Fund $39,501
Perkins Value Plus Income Fund $567

L-Class
Perkins Mid Cap Value Fund $2,856
Perkins Small Cap Value Fund $10,934

N-Class
Janus Diversified Alternatives Fund $0
Janus Flexible Bond Fund $1,900
Janus Global Bond Fund $0
Janus High-Yield Fund $194
Janus Multi-Sector Income Fund $0
Janus Short-Term Bond Fund $134
Janus Unconstrained Bond Fund $0
Perkins Large Cap Value Fund $3,882
Perkins Mid Cap Value Fund $32,932
Perkins Small Cap Value Fund $15,910

R-Class
Janus Flexible Bond Fund $239
Janus High-Yield Fund $43
Perkins Mid Cap Value Fund $16,428
Perkins Small Cap Value Fund $1,467

S-Class
INTECH Global Dividend Fund $7
INTECH International Fund $0
INTECH U.S. Core Fund $951
INTECH U.S. Growth Fund $0
INTECH U.S. Value Fund $8
Janus Diversified Alternatives Fund $0
Janus Flexible Bond Fund $788
Janus Global Allocation Fund - Conservative $100
Janus Global Allocation Fund - Growth $31
Janus Global Allocation Fund - Moderate $31
Janus Global Bond Fund $0
Janus High-Yield Fund $164
Janus Multi-Sector Income Fund $0
Janus Real Return Fund $0
Janus Short-Term Bond Fund $11
Janus Unconstrained Bond Fund $0
Perkins Large Cap Value Fund $20
Perkins Mid Cap Value Fund $63,560
Perkins Select Value Fund $1
Perkins Small Cap Value Fund $4,262
Perkins Value Plus Income Fund $246

T-Class
INTECH Global Dividend Fund $28
INTECH International Fund $0
INTECH U.S. Core Fund $4,897
INTECH U.S. Growth Fund $0
INTECH U.S. Value Fund $1,367
Janus Diversified Alternatives Fund $0
Janus Flexible Bond Fund $12,098
Janus Global Allocation Fund - Conservative $1,640
Janus Global Allocation Fund - Growth $233
Janus Global Allocation Fund - Moderate $229
Janus Global Bond Fund $0
Janus High-Yield Fund $32,911
Janus Multi-Sector Income Fund $0
Janus Real Return Fund $0
Janus Short-Term Bond Fund $5,509
Janus Unconstrained Bond Fund $0
Perkins Large Cap Value Fund $288
Perkins Mid Cap Value Fund $572,876
Perkins Select Value Fund $92
Perkins Small Cap Value Fund $38,736
Perkins Value Plus Income Fund $333


The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for "responding to Item 73A correctly, the correct answer is as follows:"

A-Class
INTECH Global Dividend Fund $0.4276
INTECH International Fund $0.2267
INTECH U.S. Core Fund $0.1145
INTECH U.S. Growth Fund $0.0844
INTECH U.S. Value Fund $0.1135
Janus Diversified Alternatives Fund $0
Janus Flexible Bond Fund $0.3023
Janus Global Allocation Fund - Conservative $0.2623
Janus Global Allocation Fund - Growth $0.2419
Janus Global Allocation Fund - Moderate $0.2269
Janus Global Bond Fund $0.3027
Janus High-Yield Fund $0.5540
Janus Multi-Sector Income Fund $0.1318
Janus Real Return Fund $0.2543
Janus Short-Term Bond Fund $0.0426
Janus Unconstrained Bond Fund $0
Perkins Large Cap Value Fund $0.1548
Perkins Mid Cap Value Fund $0.2950
Perkins Select Value Fund $0.1141
Perkins Small Cap Value Fund $0.1535
Perkins Value Plus Income Fund $0.2985

C-Class
INTECH Global Dividend Fund $0.3396
INTECH International Fund $0.3193
INTECH U.S. Core Fund $0
INTECH U.S. Growth Fund $0
INTECH U.S. Value Fund $0.0722
Janus Diversified Alternatives Fund $0
Janus Flexible Bond Fund $0.2222
Janus Global Allocation Fund - Conservative $0.1676
Janus Global Allocation Fund - Growth $0.1371
Janus Global Allocation Fund - Moderate $0.1255
Janus Global Bond Fund $0.2230
Janus High-Yield Fund $0.4867
Janus Multi-Sector Income Fund $0.1070
Janus Real Return Fund $0.1803
Janus Short-Term Bond Fund $0.0183
Janus Unconstrained Bond Fund $0
Perkins Large Cap Value Fund $0.0638
Perkins Mid Cap Value Fund $0.0844
Perkins Select Value Fund $0.0566
Perkins Small Cap Value Fund $0
Perkins Value Plus Income Fund $0.2143

D-Class
INTECH Global Dividend Fund $0.4456
INTECH U.S. Core Fund $0.1376
Janus Diversified Alternatives Fund $0
Janus Flexible Bond Fund $0.3220
Janus Global Allocation Fund - Conservative $0.2874
Janus Global Allocation Fund - Growth $0.2614
Janus Global Allocation Fund - Moderate $0.2452
Janus Global Bond Fund $0.3125
Janus High-Yield Fund $0.5759
Janus Multi-Sector Income Fund $0.1309
Janus Real Return Fund $0.2649
Janus Short-Term Bond Fund $0.0459
Janus Unconstrained Bond Fund $0
Perkins Large Cap Value Fund $0.2117
Perkins Mid Cap Value Fund $0.3917
Perkins Select Value Fund $0.1408
Perkins Small Cap Value Fund $0.2336
Perkins Value Plus Income Fund $0.3175

I-Class
INTECH Global Dividend Fund $0.4626
INTECH International Fund $0.2435
INTECH U.S. Core Fund $0.1608
INTECH U.S. Growth Fund $0.1441
INTECH U.S. Value Fund $0.1522
Janus Diversified Alternatives Fund $0
Janus Flexible Bond Fund $0.3235
Janus Global Allocation Fund - Conservative $0.2943
Janus Global Allocation Fund - Growth $0.2721
Janus Global Allocation Fund - Moderate $0.2520
Janus Global Bond Fund $0.3270
Janus High-Yield Fund $0.5811
Janus Multi-Sector Income Fund $0.1401
Janus Real Return Fund $0.2771
Janus Short-Term Bond Fund $0.0489
Janus Unconstrained Bond Fund $0
Perkins Large Cap Value Fund $0.2308
Perkins Mid Cap Value Fund $0.3951
Perkins Select Value Fund $0.1650
Perkins Small Cap Value Fund $0.2323
Perkins Value Plus Income Fund $0.3342

L-Class
Perkins Mid Cap Value Fund $0.4029
Perkins Small Cap Value Fund $0.2639

N-Class
Janus Diversified Alternatives Fund $0
Janus Flexible Bond Fund $0.3386
Janus Global Bond Fund $0.2400
Janus High-Yield Fund $0.5904
Janus Multi-Sector Income Fund $0.1402
Janus Short-Term Bond Fund $0.0505
Janus Unconstrained Bond Fund $0
Perkins Large Cap Value Fund $0.2293
Perkins Mid Cap Value Fund $0.4337
Perkins Small Cap Value Fund $0.2771

R-Class
Janus Flexible Bond Fund $0.2596
Janus High-Yield Fund $0.5194
Perkins Mid Cap Value Fund $0.2042
Perkins Small Cap Value Fund $0.0682

S-Class
INTECH Global Dividend Fund $0.4439
INTECH International Fund $0.1885
INTECH U.S. Core Fund $0.1151
INTECH U.S. Growth Fund $0.0614
INTECH U.S. Value Fund $0.1051
Janus Diversified Alternatives Fund $0
Janus Flexible Bond Fund $0.2864
Janus Global Allocation Fund - Conservative $0.2499
Janus Global Allocation Fund - Growth $0.2131
Janus Global Allocation Fund - Moderate $0.1921
Janus Global Bond Fund $0.3084
Janus High-Yield Fund $0.5451
Janus Multi-Sector Income Fund $0.1235
Janus Real Return Fund $0.2422
Janus Short-Term Bond Fund $0.0370
Janus Unconstrained Bond Fund $0
Perkins Large Cap Value Fund $0.0515
Perkins Mid Cap Value Fund $0.2447
Perkins Select Value Fund $0.0686
Perkins Small Cap Value Fund $0.1417
Perkins Value Plus Income Fund $0.2891

T-Class
INTECH Global Dividend Fund $0.4420
INTECH International Fund $0.2165
INTECH U.S. Core Fund $0.1238
INTECH U.S. Growth Fund $0.1290
INTECH U.S. Value Fund $0.1513
Janus Diversified Alternatives Fund $0
Janus Flexible Bond Fund $0.3131
Janus Global Allocation Fund - Conservative $0.2894
Janus Global Allocation Fund - Growth $0.2568
Janus Global Allocation Fund - Moderate $0.2418
Janus Global Bond Fund $0.3084
Janus High-Yield Fund $0.5676
Janus Multi-Sector Income Fund $0.1316
Janus Real Return Fund $0.2615
Janus Short-Term Bond Fund $0.0430
Janus Unconstrained Bond Fund $0
Perkins Large Cap Value Fund $0.1948
Perkins Mid Cap Value Fund $0.3523
Perkins Select Value Fund $0.1352
Perkins Small Cap Value Fund $0.2006
Perkins Value Plus Income Fund $0.3143


The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for "responding to Item 73B correctly, the correct answer is as follows:"

A-Class
INTECH Global Dividend Fund $0.6510
INTECH International Fund $0.0016
INTECH U.S. Core Fund $0.7596
INTECH U.S. Growth Fund $0
INTECH U.S. Value Fund $2.0771
Janus Diversified Alternatives Fund $0
Janus Flexible Bond Fund $0.1186
Janus Global Allocation Fund - Conservative $0.8205
Janus Global Allocation Fund - Growth $0.2535
Janus Global Allocation Fund - Moderate $0.1536
Janus Global Bond Fund $0
Janus High-Yield Fund $0.2266
Janus Multi-Sector Income Fund $0
Janus Real Return Fund $0
Janus Short-Term Bond Fund $0.0080
Janus Unconstrained Bond Fund $0
Perkins Large Cap Value Fund $1.4900
Perkins Mid Cap Value Fund $3.0695
Perkins Select Value Fund $0.7564
Perkins Small Cap Value Fund $1.3037
Perkins Value Plus Income Fund $0.6377

C-Class
INTECH Global Dividend Fund $0.6510
INTECH International Fund $0.0016
INTECH U.S. Core Fund $0.7596
INTECH U.S. Growth Fund $0
INTECH U.S. Value Fund $2.0771
Janus Diversified Alternatives Fund $0
Janus Flexible Bond Fund $0.1186
Janus Global Allocation Fund - Conservative $0.8205
Janus Global Allocation Fund - Growth $0.2535
Janus Global Allocation Fund - Moderate $0.1536
Janus Global Bond Fund $0
Janus High-Yield Fund $0.2266
Janus Multi-Sector Income Fund $0
Janus Real Return Fund $0
Janus Short-Term Bond Fund $0.0080
Janus Unconstrained Bond Fund $0
Perkins Large Cap Value Fund $1.4900
Perkins Mid Cap Value Fund $3.0695
Perkins Select Value Fund $0.7564
Perkins Small Cap Value Fund $1.3037
Perkins Value Plus Income Fund $0.6377

D-Class
INTECH Global Dividend Fund $0.6510
INTECH U.S. Core Fund $0.7596
Janus Diversified Alternatives Fund $0
Janus Flexible Bond Fund $0.1186
Janus Global Allocation Fund - Conservative $0.8205
Janus Global Allocation Fund - Growth $0.2535
Janus Global Allocation Fund - Moderate $0.1536
Janus Global Bond Fund $0
Janus High-Yield Fund $0.2266
Janus Multi-Sector Income Fund $0
Janus Real Return Fund $0
Janus Short-Term Bond Fund $0.0080
Janus Unconstrained Bond Fund $0
Perkins Large Cap Value Fund $1.4900
Perkins Mid Cap Value Fund $3.0695
Perkins Select Value Fund $0.7564
Perkins Small Cap Value Fund $1.3037
Perkins Value Plus Income Fund $0.6377

I-Class
INTECH Global Dividend Fund $0.6510
INTECH International Fund $0.0016
INTECH U.S. Core Fund $0.7596
INTECH U.S. Growth Fund $0
INTECH U.S. Value Fund $2.0771
Janus Diversified Alternatives Fund $0
Janus Flexible Bond Fund $0.1186
Janus Global Allocation Fund - Conservative $0.8205
Janus Global Allocation Fund - Growth $0.2535
Janus Global Allocation Fund - Moderate $0.1536
Janus Global Bond Fund $0
Janus High-Yield Fund $0.2266
Janus Multi-Sector Income Fund $0
Janus Real Return Fund $0
Janus Short-Term Bond Fund $0.0080
Janus Unconstrained Bond Fund $0
Perkins Large Cap Value Fund $1.4900
Perkins Mid Cap Value Fund $3.0695
Perkins Select Value Fund $0.7564
Perkins Small Cap Value Fund $1.3037
Perkins Value Plus Income Fund $0.6377

L-Class
Perkins Mid Cap Value Fund $3.0695
Perkins Small Cap Value Fund $1.3037

N-Class
Janus Diversified Alternatives Fund $0
Janus Flexible Bond Fund $0.1186
Janus Global Bond Fund $0
Janus High-Yield Fund $0.2266
Janus Multi-Sector Income Fund $0
Janus Short-Term Bond Fund $0.0080
Janus Unconstrained Bond Fund $0
Perkins Large Cap Value Fund $1.4900
Perkins Mid Cap Value Fund $3.0695
Perkins Small Cap Value Fund $1.3037

R-Class
Janus Flexible Bond Fund $0.1186
Janus High-Yield Fund $0.2266
Perkins Mid Cap Value Fund $3.0695
Perkins Small Cap Value Fund $1.3037

S-Class
INTECH Global Dividend Fund $0.6510
INTECH International Fund $0.0016
INTECH U.S. Core Fund $0.7596
INTECH U.S. Growth Fund $0
INTECH U.S. Value Fund $2.0771
Janus Diversified Alternatives Fund $0
Janus Flexible Bond Fund $0.1186
Janus Global Allocation Fund - Conservative $0.8205
Janus Global Allocation Fund - Growth $0.2535
Janus Global Allocation Fund - Moderate $0.1536
Janus Global Bond Fund $0
Janus High-Yield Fund $0.2266
Janus Multi-Sector Income Fund $0
Janus Real Return Fund $0
Janus Short-Term Bond Fund $0.0080
Janus Unconstrained Bond Fund $0
Perkins Large Cap Value Fund $1.4900
Perkins Mid Cap Value Fund $3.0695
Perkins Select Value Fund $0.7564
Perkins Small Cap Value Fund $1.3037
Perkins Value Plus Income Fund $0.6377

T-Class
INTECH Global Dividend Fund $0.6510
INTECH International Fund $0.0016
INTECH U.S. Core Fund $0.7596
INTECH U.S. Growth Fund $0
INTECH U.S. Value Fund $2.0771
Janus Diversified Alternatives Fund $0
Janus Flexible Bond Fund $0.1186
Janus Global Allocation Fund - Conservative $0.8205
Janus Global Allocation Fund - Growth $0.2535
Janus Global Allocation Fund - Moderate $0.1536
Janus Global Bond Fund $0
Janus High-Yield Fund $0.2266
Janus Multi-Sector Income Fund $0
Janus Real Return Fund $0
Janus Short-Term Bond Fund $0.0080
Janus Unconstrained Bond Fund $0
Perkins Large Cap Value Fund $1.4900
Perkins Mid Cap Value Fund $3.0695
Perkins Select Value Fund $0.7564
Perkins Small Cap Value Fund $1.3037
Perkins Value Plus Income Fund $0.6377


The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for "responding to Item 74U correctly, the correct answer is as follows (in 000's):"

A-Class
INTECH Global Dividend Fund: 486
INTECH International Fund: 553
INTECH U.S. Core Fund: 1,060
INTECH U.S. Growth Fund: 369
INTECH U.S. Value Fund: 108
Janus Diversified Alternatives Fund: 412
Janus Flexible Bond Fund: 62,639
Janus Global Allocation Fund - Conservative: 969
Janus Global Allocation Fund - Growth: 290
Janus Global Allocation Fund - Moderate: 811
Janus Global Bond Fund: 589
Janus High-Yield Fund: 37,420
Janus Multi-Sector Income Fund: 174
Janus Real Return Fund: 269
Janus Short-Term Bond Fund: 55,817
Janus Unconstrained Bond Fund: 393
Perkins Large Cap Value Fund: 213
Perkins Mid Cap Value Fund: 19,069
Perkins Select Value Fund: 10
Perkins Small Cap Value Fund: 3,314
Perkins Value Plus Income Fund: 539

C-Class
INTECH Global Dividend Fund: 77
INTECH International Fund: 55
INTECH U.S. Core Fund: 663
INTECH U.S. Growth Fund: 185
INTECH U.S. Value Fund: 66
Janus Diversified Alternatives Fund: 359
Janus Flexible Bond Fund: 28,602
Janus Global Allocation Fund - Conservative: 1,659
Janus Global Allocation Fund - Growth: 366
Janus Global Allocation Fund - Moderate: 790
Janus Global Bond Fund: 125
Janus High-Yield Fund: 8,104
Janus Real Return Fund: 210
Janus Multi-Sector Income Fund: 177
Janus Short-Term Bond Fund: 22,434
Janus Unconstrained Bond Fund: 27
Perkins Large Cap Value Fund: 195
Perkins Mid Cap Value Fund: 6,513
Perkins Select Value Fund: 14
Perkins Small Cap Value Fund: 622
Perkins Value Plus Income Fund: 531

D-Class
INTECH Global Dividend Fund: 672
INTECH U.S. Core Fund: 13,432
Janus Diversified Alternatives Fund: 626
Janus Flexible Bond Fund: 62,246
Janus Global Allocation Fund - Conservative: 17,084
Janus Global Allocation Fund - Growth: 16,225
Janus Global Allocation Fund - Moderate: 19,233
Janus Global Bond Fund: 1,235
Janus High-Yield Fund: 43,123
Janus Multi-Sector Income Fund: 265
Janus Real Return Fund: 687
Janus Short-Term Bond Fund: 65,530
Janus Unconstrained Bond Fund: 25
Perkins Large Cap Value Fund: 2,487
Perkins Mid Cap Value Fund: 37,526
Perkins Select Value Fund: 530
Perkins Small Cap Value Fund: 3,003
Perkins Value Plus Income Fund: 2,696

I-Class
INTECH Global Dividend Fund: 154
INTECH International Fund: 7,175
INTECH U.S. Core Fund: 8,195
INTECH U.S. Growth Fund: 11,639
INTECH U.S. Value Fund: 7,849
Janus Diversified Alternatives Fund: 580
Janus Flexible Bond Fund: 327,812
Janus Global Allocation Fund - Conservative: 281
Janus Global Allocation Fund - Growth: 387
Janus Global Allocation Fund - Moderate: 375
Janus Global Bond Fund: 282
Janus High-Yield Fund: 50,829
Janus Multi-Sector Income Fund: 174
Janus Real Return Fund: 233
Janus Short-Term Bond Fund: 127,399
Janus Unconstrained Bond Fund: 393
Perkins Large Cap Value Fund: 2,827
Perkins Mid Cap Value Fund: 91,471
Perkins Select Value Fund: 6,223
Perkins Small Cap Value Fund: 22,782
Perkins Value Plus Income Fund: 879

L-Class
Perkins Mid Cap Value Fund: 904
Perkins Small Cap Value Fund: 7,714

N-Class
Janus Diversified Alternatives Fund: 5,792
Janus Flexible Bond Fund: 21,219
Janus Global Bond Fund: 23,532
Janus High-Yield Fund: 2,056
Janus Multi-Sector Income Fund: 174
Janus Short-Term Bond Fund: 11,609
Janus Unconstrained Bond Fund: 5
Perkins Large Cap Value Fund: 2,890
Perkins Mid Cap Value Fund: 15,895
Perkins Small Cap Value Fund: 7,414

R-Class
Janus Flexible Bond Fund: 2,167
Janus High-Yield Fund: 204
Perkins Mid Cap Value Fund: 5,128
Perkins Small Cap Value Fund: 889

S-Class
INTECH Global Dividend Fund: 13
INTECH International Fund: 7
INTECH U.S. Core Fund: 1,438
INTECH U.S. Growth Fund: 579
INTECH U.S. Value Fund: 5
Janus Diversified Alternatives Fund: 357
Janus Flexible Bond Fund: 10,929
Janus Global Allocation Fund - Conservative: 150
Janus Global Allocation Fund - Growth: 119
Janus Global Allocation Fund - Moderate: 182
Janus Global Bond Fund: 39
Janus High-Yield Fund: 535
Janus Multi-Sector Income Fund: 178
Janus Real Return Fund: 211
Janus Short-Term Bond Fund: 1,259
Janus Unconstrained Bond Fund: 5
Perkins Large Cap Value Fund: 15
Perkins Mid Cap Value Fund: 15,532
Perkins Select Value Fund: 1
Perkins Small Cap Value Fund: 2,684
Perkins Value Plus Income Fund: 412

T-Class
INTECH Global Dividend Fund: 170
INTECH International Fund: 261
INTECH U.S. Core Fund: 6,920
INTECH U.S. Growth Fund: 2,845
INTECH U.S. Value Fund: 1,415
Janus Diversified Alternatives Fund: 387
Janus Flexible Bond Fund: 106,772
Janus Global Allocation Fund - Conservative: 2,193
Janus Global Allocation Fund - Growth: 1,207
Janus Global Allocation Fund - Moderate: 1,621
Janus Global Bond Fund: 1,115
Janus High-Yield Fund: 155,845
Janus Multi-Sector Income Fund: 180
Janus Real Return Fund: 262
Janus Short-Term Bond Fund: 690,297
Janus Unconstrained Bond Fund: 395
Perkins Large Cap Value Fund: 244
Perkins Mid Cap Value Fund: 159,562
Perkins Select Value Fund: 157
Perkins Small Cap Value Fund: 26,173
Perkins Value Plus Income Fund: 737


The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for "responding to Item 74V correctly, the correct answer is as follows:"

A-Class
INTECH Global Dividend Fund $12.95
INTECH International Fund $9.66
INTECH U.S. Core Fund $21.27
INTECH U.S. Growth Fund $21.17
INTECH U.S. Value Fund $13.16
Janus Diversified Alternatives Fund $9.84
Janus Flexible Bond Fund $10.64
Janus Global Allocation Fund - Conservative $13.62
Janus Global Allocation Fund - Growth $15.28
Janus Global Allocation Fund - Moderate $14.29
Janus Global Bond Fund $10.61
Janus High-Yield Fund $9.41
Janus Multi-Sector Income Fund $10.14
Janus Real Return Fund $9.94
Janus Short-Term Bond Fund $3.07
Janus Unconstrained Bond Fund $10.01
Perkins Large Cap Value Fund $16.90
Perkins Mid Cap Value Fund $25.00
Perkins Select Value Fund $12.85
Perkins Small Cap Value Fund $26.99
Perkins Value Plus Income Fund $12.26

C-Class
INTECH Global Dividend Fund $12.89
INTECH International Fund $9.58
INTECH U.S. Core Fund $21.14
INTECH U.S. Growth Fund $20.35
INTECH U.S. Value Fund $13.09
Janus Diversified Alternatives Fund $9.79
Janus Flexible Bond Fund $10.64
Janus Global Allocation Fund - Conservative $13.39
Janus Global Allocation Fund - Growth $15.03
Janus Global Allocation Fund - Moderate $14.08
Janus Global Bond Fund $10.62
Janus High-Yield Fund $9.41
Janus Multi-Sector Income Fund $10.14
Janus Real Return Fund $9.89
Janus Short-Term Bond Fund $3.07
Janus Unconstrained Bond Fund $10.01
Perkins Large Cap Value Fund $16.67
Perkins Mid Cap Value Fund $24.66
Perkins Select Value Fund $12.72
Perkins Small Cap Value Fund $26.37
Perkins Value Plus Income Fund $12.29

D-Class
INTECH Global Dividend Fund $12.92
INTECH U.S. Core Fund $21.29
Janus Diversified Alternatives Fund $9.85
Janus Flexible Bond Fund $10.64
Janus Global Allocation Fund - Conservative $13.70
Janus Global Allocation Fund - Growth $15.36
Janus Global Allocation Fund - Moderate $14.36
Janus Global Bond Fund $10.61
Janus High-Yield Fund $9.41
Janus Multi-Sector Income Fund $10.14
Janus Real Return Fund $9.95
Janus Short-Term Bond Fund $3.08
Janus Unconstrained Bond Fund $10.01
Perkins Large Cap Value Fund $16.79
Perkins Mid Cap Value Fund $25.04
Perkins Select Value Fund $12.88
Perkins Small Cap Value Fund $27.04
Perkins Value Plus Income Fund $12.26

I-Class
INTECH Global Dividend Fund $12.97
INTECH International Fund $9.63
INTECH U.S. Core Fund $21.31
INTECH U.S. Growth Fund $21.03
INTECH U.S. Value Fund $13.25
Janus Diversified Alternatives Fund $9.87
Janus Flexible Bond Fund $10.64
Janus Global Allocation Fund - Conservative $13.71
Janus Global Allocation Fund - Growth $15.37
Janus Global Allocation Fund - Moderate $14.36
Janus Global Bond Fund $10.60
Janus High-Yield Fund $9.42
Janus Multi-Sector Income Fund $10.14
Janus Real Return Fund $9.89
Janus Short-Term Bond Fund $3.07
Janus Unconstrained Bond Fund $10.01
Perkins Large Cap Value Fund $16.86
Perkins Mid Cap Value Fund $25.04
Perkins Select Value Fund $12.90
Perkins Small Cap Value Fund $27.09
Perkins Value Plus Income Fund $12.28

L-Class
Perkins Mid Cap Value Fund $25.31
Perkins Small Cap Value Fund $27.55

N-Class
Janus Diversified Alternatives Fund $9.87
Janus Flexible Bond Fund $10.63
Janus Global Bond Fund $10.60
Janus High-Yield Fund $9.41
Janus Multi-Sector Income Fund $10.14
Janus Short-Term Bond Fund $3.07
Janus Unconstrained Bond Fund $10.01
Perkins Large Cap Value Fund $16.85
Perkins Mid Cap Value Fund $25.05
Perkins Small Cap Value Fund $27.09

R-Class
Janus Flexible Bond Fund $10.64
Janus High-Yield Fund $9.41
Perkins Mid Cap Value Fund $24.86
Perkins Small Cap Value Fund $26.66

S-Class
INTECH Global Dividend Fund $12.93
INTECH International Fund $9.74
INTECH U.S. Core Fund $21.23
INTECH U.S. Growth Fund $21.08
INTECH U.S. Value Fund $13.27
Janus Diversified Alternatives Fund $9.82
Janus Flexible Bond Fund $10.64
Janus Global Allocation Fund - Conservative $13.58
Janus Global Allocation Fund - Growth $15.21
Janus Global Allocation Fund - Moderate $14.19
Janus Global Bond Fund $10.62
Janus High-Yield Fund $9.43
Janus Multi-Sector Income Fund $10.14
Janus Real Return Fund $9.96
Janus Short-Term Bond Fund $3.07
Janus Unconstrained Bond Fund $10.01
Perkins Large Cap Value Fund $17.01
Perkins Mid Cap Value Fund $24.98
Perkins Select Value Fund $12.87
Perkins Small Cap Value Fund $26.88
Perkins Value Plus Income Fund $12.26

T-Class
INTECH Global Dividend Fund $12.94
INTECH International Fund $9.60
INTECH U.S. Core Fund $21.29
INTECH U.S. Growth Fund $20.93
INTECH U.S. Value Fund $13.19
Janus Diversified Alternatives Fund $9.85
Janus Flexible Bond Fund $10.63
Janus Global Allocation Fund - Conservative $13.69
Janus Global Allocation Fund - Growth $15.35
Janus Global Allocation Fund - Moderate $14.33
Janus Global Bond Fund $10.61
Janus High-Yield Fund $9.41
Janus Multi-Sector Income Fund $10.14
Janus Real Return Fund $9.92
Janus Short-Term Bond Fund $3.08
Janus Unconstrained Bond Fund $10.01
Perkins Large Cap Value Fund $16.77
Perkins Mid Cap Value Fund $25.05
Perkins Select Value Fund $12.87
Perkins Small Cap Value Fund $27.04
Perkins Value Plus Income Fund $12.27